                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                            Artisan Components, Inc.
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             (Exact name of Registrant as specified in its charter)

Delaware                                                        77-0278185
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(State of incorporation or organization)                (IRS Employer I.D. No.)

                 1195 Bordeaux Drive, Sunnyvale, California 94089
           ---------------------------------------------------------
                    (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                                      None
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Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $.001 par value per share
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if
applicable):   333-41219
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Item 1.  Description of Registrant Securities to be Registered
         -----------------------------------------------------

       Incorporated by reference to page 56 of the Preliminary Prospectus
       contained in Registrant's   Registration Statement on Form S-1 (the "S-1
       Registration Statement") as originally filed November 26, 1997 and subsequently amended on January 13, 1998.

Item 2.  Exhibits
         --------

       The following exhibits are filed as a part of this registration statement:

       1.1/(1)/  Specimen certificate for Registrant's Common Stock;

       2.1/(2)/  Certificate of Incorporation of the Registrant

       2.2/(3)/ Amended and Restated Certificate of Incorporation (to be filed immediately after the closing of the offering for which the Company is seeking registration on Form S-1 (Reg. No. 333-41219));

       2.3/(4)/  Bylaws of Registrant, as amended to date.

/(1)/ Incorporated by reference to Exhibit 4.1 to the Registrant's S-1
      Registration Statement.

/(2)/ Incorporated by reference to Exhibit 3.1 to the Registrant's S-1
      Registration Statement.

/(3)/ Incorporated by reference to Exhibit 3.2 to the Registrant's S-1
      Registration Statement.

/(4)/ Incorporated by reference to Exhibit 3.3 to the Registrant's S-1
      Registration Statement.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: January 22, 1998       ARTISAN COMPONENTS, INC.



                         By: /s/ Robert D. Selvi
                             ------------------------------
                             Robert D. Selvi
                             Vice President, Finance and Chief Financial Officer
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                               Index to Exhibits
                               -----------------


1.1    Specimen Certificate of Registrant's Common Stock..... Incorporated
                                                                by Reference

2.1    Certificate of Incorporation.......................... Incorporated
                                                                by Reference

2.2    Amended and Restated Certificate of Incorporation..... Incorporated
                                                                by Reference

2.3    Bylaws of Registrant, as amended to date.............. Incorporated by Reference